UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2002

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-30275               23-3057155
   ------------------------          ------------        -------------------
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

              One Logan Square
         130 N. 18th St., Suite 2615
              Philadelphia, PA                                  19103
 ---------------------------------------------           ---------------------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

Frank A. Martin, Chairman and CEO of I-trax, Inc., intends to disclose at a meeting with broker/dealers and fund managers on November 5th that I-trax is in the final stages of negotiating an acquisition of a company that conducts business in the disease management market.

I-trax expects that a definitive agreement will be executed within the next several days and that an announcement of the identity of the company and significant terms of the agreement will be disclosed at that time.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        I-TRAX, INC.



Date:  November 5, 2002                 By:   /s/ Anthony Tomaro, CPA
                                        -----------------------------------
                                        Name:   Anthony Tomaro, CPA
                                        Title:     Chief Financial Officer